Exhibit 99.1

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2020

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Pro Forma Consolidated Statement of Financial Position	2

Pro Forma Consolidated Statements of Profit or Loss	3-7

Pro Forma Consolidated Statements of Comprehensive Income	8-9

Notes to Pro Forma Interim Consolidated Financial Statements	10-15

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	September 30, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$75,822	$9,735	$—	$85,557
Rents and other receivables, net	2,893	2,567	—	5,460
Prepaid expenses and other assets	858	3,402	(61)	4,199
Restricted cash	2,247	3,243	—	5,490
	81,820	18,947	(61)	100,706
NON-CURRENT ASSETS
Investment properties	1,119,601	463,746	—	1,583,347
Property plant and equipment - hotels, net	—	99,234	37,766	137,000
Goodwill	—	—	25,715	25,715
Investment in joint ventures	206,725	3,150	—	209,875
Financial assets at fair value through profit or loss	84,365	6,271	—	90,636
Restricted cash	9,474	—	—	9,474
	1,420,165	572,401	63,481	2,056,047
Total assets	$1,501,985	$591,348	$63,420	$2,156,753
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes and bond payable, net	$24,514	$61,527	$—	$86,041
Debentures, net	56,642	—	—	56,642
Accounts payable and accrued liabilities	14,992	9,926	5,350	30,268
Due to affiliates	4,870	2,123	—	6,993
Other liabilities	14,898	5,031	(1,243)	18,686
	115,916	78,607	4,107	198,630

LONG-TERM LIABILITIES
Notes and bond payable, net	493,217	268,139	(1,462)	759,894
Debentures, net	183,702	—	—	183,702
Rental security deposits	4,260	1,467	—	5,727
Lease obligation	—	8,002	249	8,251
Series A Cumulative Convertible Redeemable Preferred Stock	15,233	—	—	15,233
	696,412	277,608	(1,213)	972,807
Total liabilities	812,328	356,215	2,894	1,171,437
EQUITY
Owner's net equity	674,430	225,484	49,633	949,547
Non-controlling interests	15,227	9,649	10,893	35,769
Total equity	689,657	235,133	60,526	985,316
Total liabilities and equity	$1,501,985	$591,348	$63,420	$2,156,753

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

December 22, 2020	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
pro forma financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Nine months ended September 30, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$62,366	$22,509	$—	$84,875
Tenant reimbursements	7,307	2,375	—	9,682
Hotel revenues	—	12,920	—	12,920
Other operating income	1,386	456	—	1,842
Total revenues and other income	71,059	38,260	—	109,319

Expenses:
Operating, maintenance, and management fees	(23,369)	(8,599)	—	(31,968)
Real estate taxes and insurance	(10,570)	(4,357)	—	(14,927)
Hotel expenses	—	(11,853)	—	(11,853)
Total expenses	(33,939)	(24,809)	—	(58,748)
Gross profit	37,120	13,451	—	50,571

Fair value adjustment of investment properties, net	(33,778)	(28,551)	—	(62,329)
Depreciation and amortization	—	(1,906)	(586)	(2,492)
Impairment on property plant and equipment - hotels	—	(503)	503	—
Equity in loss of unconsolidated joint ventures	(28,829)	(34)	—	(28,863)
Asset management fees to affiliate	(6,867)	(3,148)	(278)	(10,293)
General and administrative expenses	(2,586)	(4,184)	—	(6,770)
Operating loss	(34,940)	(24,875)	(361)	(60,176)

Finance income	267	58	—	325
Finance loss from financial assets at fair value through profit or loss	(14,220)	(6,448)	—	(20,668)
Finance expenses	(19,844)	(11,511)	—	(31,355)
Foreign currency transaction adjustments, net	12,338	27	—	12,365
Net loss	$(56,399)	$(42,749)	$(361)	$(99,509)

Net loss attributable to owner	$(52,424)	$(40,011)	$(353)	$(92,788)
Net loss attributable to non-controlling interests	(3,975)	(2,738)	(8)	(6,721)
Net loss	$(56,399)	$(42,749)	$(361)	$(99,509)

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Three months ended September 30, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$22,244	$7,395	$—	$29,639
Tenant reimbursements	2,278	739	—	3,017
Hotel revenues	—	6,233	—	6,233
Other operating income	440	123	—	563
Total revenues and other income	24,962	14,490	—	39,452

Expenses:
Operating, maintenance, and management fees	(8,251)	(3,258)	—	(11,509)
Real estate taxes and insurance	(3,791)	(1,455)	—	(5,246)
Hotel expenses	—	(4,467)	—	(4,467)
Total expenses	(12,042)	(9,180)	—	(21,222)
Gross profit	12,920	5,310	—	18,230

Fair value adjustment of investment properties, net	(9,572)	(24,187)	—	(33,759)
Depreciation and amortization	—	(636)	(195)	(831)
Impairment on property plant and equipment - hotels	—	(503)	503	—
Equity in loss of unconsolidated joint ventures	(23,512)	(34)	—	(23,546)
Asset management fees to affiliate	(2,426)	(1,052)	(90)	(3,568)
General and administrative expenses	(1,022)	(1,083)	—	(2,105)
Operating (loss) profit	(23,612)	(22,185)	218	(45,579)

Finance income	19	(2)	—	17
Finance loss from financial assets at fair value through profit or loss	(1,532)	(2,121)	—	(3,653)
Finance expenses	(6,465)	(3,644)	—	(10,109)
Foreign currency transaction adjustments, net	(445)	—	—	(445)
Net (loss) income	$(32,035)	$(27,952)	$218	$(59,769)

Net (loss) income attributable to owner	$(28,692)	$(26,463)	$187	$(54,968)
Net (loss) income attributable to non-controlling interests	(3,343)	(1,489)	31	(4,801)
Net (loss) income	$(32,035)	$(27,952)	$218	$(59,769)

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Nine months ended September 30, 2019
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$52,826	$22,711	$—	$75,537
Tenant reimbursements	8,328	2,318	—	10,646
Hotel revenues	—	25,318	—	25,318
Interest income from debt investments	369	—	—	369
Other operating income	2,445	598	—	3,043
Total revenues and other income	63,968	50,945	—	114,913

Expenses:
Operating, maintenance, and management fees	(21,611)	(8,714)	—	(30,325)
Real estate taxes and insurance	(9,556)	(4,313)	—	(13,869)
Hotel expenses	—	(17,560)	—	(17,560)
Total expenses	(31,167)	(30,587)	—	(61,754)
Gross profit	32,801	20,358	—	53,159

Fair value adjustment of investment properties, net	(9,479)	24,145	—	14,666
Depreciation and amortization	—	(1,904)	(588)	(2,492)
Loss on extinguishment of debt	(861)	(90)	—	(951)
Equity in income of unconsolidated joint ventures	1,281	2,800	—	4,081
Asset management fees to affiliate	(5,954)	(3,137)	(289)	(9,380)
General and administrative expenses	(2,902)	(2,511)	—	(5,413)
Operating profit (loss)	14,886	39,661	(877)	53,670

Finance income	1,613	237	—	1,850
Finance (loss) income from financial assets at fair value through profit or loss	23,718	2,901	—	26,619
Finance expenses	(21,776)	(15,197)	—	(36,973)
Foreign currency transaction adjustments, net	(10,634)	141	—	(10,493)
Net income (loss)	$7,807	$27,743	$(877)	$34,673

Net income (loss) attributable to owner	$10,025	$25,879	$(818)	$35,086
Net (loss) income attributable to non-controlling interests	(2,218)	1,864	(59)	(413)
Net income (loss)	$7,807	$27,743	$(877)	$34,673

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Three months ended September 30, 2019
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$19,113	$7,745	$—	$26,858
Tenant reimbursements	2,959	773	—	3,732
Hotel revenues	—	9,271	—	9,271
Interest income from debt investments	—	—	—	—
Other operating income	742	201	—	943
Total revenues and other income	22,814	17,990	—	40,804

Expenses:
Operating, maintenance, and management fees	(8,304)	(2,967)	—	(11,271)
Real estate taxes and insurance	(3,277)	(1,452)	—	(4,729)
Hotel expenses	—	(6,249)	—	(6,249)
Total expenses	(11,581)	(10,668)	—	(22,249)
Gross profit	11,233	7,322	—	18,555

Fair value adjustment of investment properties, net	(18)	24,415	—	24,397
Depreciation and amortization	—	(635)	(196)	(831)
Loss on extinguishment of debt	(5)	(90)	—	(95)
Equity in income of unconsolidated joint ventures	632	2,800	—	3,432
Asset management fees to affiliate	(2,093)	(1,026)	(116)	(3,235)
General and administrative expenses	(1,143)	(894)	—	(2,037)
Operating profit (loss)	8,606	31,892	(312)	40,186

Finance income	481	125	—	606
Finance income (loss) from financial assets at fair value through profit or loss	6,140	(1,443)	—	4,697
Finance expenses	(7,359)	(5,209)	—	(12,568)
Foreign currency transaction adjustments, net	(5,344)	—	—	(5,344)
Net income (loss)	$2,524	$25,365	$(312)	$27,577

Net income (loss) attributable to owner	$3,155	$26,640	$(292)	$29,503
Net loss attributable to non-controlling interests	(631)	(1,275)	(20)	(1,926)
Net income (loss)	$2,524	$25,365	$(312)	$27,577

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Year ended December 31, 2019
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$72,283	$30,393	$—	$102,676
Tenant reimbursements	10,789	3,097	—	13,886
Hotel revenues	—	31,382	—	31,382
Interest income from debt investments	369	—	—	369
Other operating income	3,078	807	—	3,885
Total revenues and other income	86,519	65,679	—	152,198

Expenses:
Operating, maintenance, and management fees	(29,845)	(11,622)	—	(41,467)
Real estate taxes and insurance	(12,631)	(5,733)	—	(18,364)
Hotel expenses	—	(22,770)	—	(22,770)
Total expenses	(42,476)	(40,125)	—	(82,601)
Gross profit	44,043	25,554	—	69,597

Fair value adjustment of investment properties, net	22,142	22,916	—	45,058
Depreciation and amortization	—	(2,539)	(784)	(3,323)
Loss on extinguishment of debt	(1,106)	(105)	—	(1,211)
Equity in (loss) income of unconsolidated joint ventures	31,206	—	—	31,206
Asset management fees to affiliate	(8,158)	(4,093)	(475)	(12,726)
General and administrative expenses	(3,479)	(3,528)	—	(7,007)
Operating profit (loss)	84,648	38,205	(1,259)	121,594

Finance income	1,842	303	—	2,145
Finance income from financial assets at fair value through profit or loss	26,478	5,922	—	32,400
Finance expenses	(28,849)	(19,876)	—	(48,725)
Transaction and related costs	(4,462)	—	—	(4,462)
Foreign currency transaction adjustments, net	(12,498)	141	—	(12,357)
Net income (loss)	$67,159	$24,695	$(1,259)	$90,595

Net income (loss) attributable to owner	$69,805	$22,431	$(1,181)	91,055
Net (loss) income attributable to non-controlling interests	(2,646)	2,264	(78)	(460)
Net income (loss)	$67,159	$24,695	$(1,259)	$90,595

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Nine months ended September 30, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Net loss	$(56,399)	$(42,749)	$(361)	$(99,509)

Total comprehensive loss	$(56,399)	$(42,749)	$(361)	$(99,509)

Total comprehensive loss attributable to owner	$(52,424)	$(40,011)	$(353)	$(92,788)
Total comprehensive loss attributable to non-controlling interests	(3,975)	(2,738)	(8)	(6,721)
Total comprehensive loss	$(56,399)	$(42,749)	$(361)	$(99,509)

	Three months ended September 30, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Net (loss) income	$(32,035)	$(27,952)	$218	$(59,769)

Total comprehensive (loss) income	$(32,035)	$(27,952)	$218	$(59,769)

Total comprehensive (loss) income attributable to owner	$(28,692)	$(26,463)	$187	$(54,968)
Total comprehensive (loss) income attributable to non-controlling interests	(3,343)	(1,489)	31	(4,801)
Total comprehensive (loss) income	$(32,035)	$(27,952)	$218	$(59,769)

	Nine months ended September 30, 2019
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Net income (loss)	$7,807	$27,743	$(877)	$34,673

Total comprehensive income (loss)	$7,807	$27,743	$(877)	$34,673

Total comprehensive income (loss) attributable to owner	$10,025	$25,879	$(818)	$35,086
Total comprehensive (loss) income attributable to non-controlling interests	(2,218)	1,864	(59)	(413)
Total comprehensive income (loss)	$7,807	$27,743	$(877)	$34,673

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Three months ended September 30, 2019
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Net income (loss)	$2,524	$25,365	$(312)	$27,577

Total comprehensive income (loss)	$2,524	$25,365	$(312)	$27,577

Total comprehensive income (loss) attributable to owner	$3,155	$26,640	$(292)	$29,503
Total comprehensive loss attributable to non-controlling interests	(631)	(1,275)	(20)	(1,926)
Total comprehensive income (loss)	$2,524	$25,365	$(312)	$27,577

	Year ended December 31, 2019
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Audited
	U.S. dollars in thousands
Net income (loss)	$67,159	$24,695	$(1,259)	$90,595

Total comprehensive income (loss)	$67,159	$24,695	$(1,259)	$90,595

Total comprehensive income (loss) attributable to owner	$69,805	$22,431	$(1,181)	$91,055
Total comprehensive (loss) income attributable to non-controlling interests	(2,646)	2,264	(78)	(460)
Total comprehensive income (loss)	$67,159	$24,695	$(1,259)	$90,595

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 1: GENERAL

A.Presented below are pro forma interim consolidated financial statements as of September 30, 2020 and for the nine and three months ended September 30, 2020 and 2019 and the year ended December 31, 2019 (together the "Pro Forma Periods"), in accordance with Regulation 38B of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").
The Pro Forma Consolidated Statement of Financial Position has been prepared to give effect of the acquisition of the POSOR II (defined below) on October 5, 2020, as if such acquisition occurred on September 30, 2020. The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of the POSOR II on October 5, 2020, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2 to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.
On February 19, 2020, the Parent Company, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company and the Parent Company (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of the Parent Company. As a result of the Merger, POSOR II would cease to exist. At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, will be converted into the right to receive 0.9643 shares of the Parent Company’s common stock, par value $0.01 per share. The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” On October 5, 2020, pursuant to the Merger Agreement, POSOR II merged with and into Merger Sub, with Merger Sub surviving as an indirect subsidiary of the Company.
The Company acquired two hotel properties, three office properties, one apartment building, one consolidated joint venture to develop one office/retail property, two investments in real estate equity securities and two investments in joint ventures, working capital and loans. The Company is in process of assessing the fair value of the acquired tangible assets, liabilities assumed and any applicable intangible assets and liabilities for this business combination.
Consideration of $280.5 million is based on POSOR’s most recent estimated value per share of $9.68 approved by POSOR’s board of directors on December 4, 2020, based on the estimated value of POSOR’s assets less the estimated value of POSOR’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2020, with the exception of the following adjustments: (i) an adjustment for the Merger and related expenses incurred and (ii) the issuance of 28,973,906 shares of POSOR’s common stock in connection with the Merger.
The following table summarizes the components of the estimated consideration (in thousands except per share information):

POSOR II shares outstanding	30,046,568
Exchange ratio	0.9643
Total POSOR shares issued	28,973,906
POSOR price per share	$9.68
Estimated consideration paid	$280,467

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 1: GENERAL (CONT.)

The Company determined the cost of tangible assets and assumed liabilities acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change. The company measured the non-controlling interest right's in the acquiring company according to the relative part of the non-controlling interest in the equity of acquiring company. The Company allocated the preliminary and temporary purchase price as follows:

Total purchase price	$280,467
Investment properties	$463,746
Property plant and equipment - hotels, net	137,000
Financial assets at fair value through profit or loss	6,271
Cash and cash equivalents	9,735
Restricted cash	3,243
Investment in joint ventures	3,150
Rents and other receivables, net	2,567
Prepaid expenses and other assets	3,341
Total identifiable assets	$629,053
Notes and bonds payable, net	$(328,204)
Accounts payable and accrued liabilities	(9,926)
Due to affiliates	(2,123)
Other liabilities	(3,788)
Rental security deposits	(1,467)
Lease obligation	(8,251)
Total liabilities assumed	$(353,759)
Non-controlling interests	(20,542)
Total pro forma goodwill	$25,715

B.As of September 30, 2020, the pro forma working capital shortfall amounted to $97.9 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of the Company’s properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the Pro Forma Statements are consistent with those applied in preparing the Company's unaudited interim financial statements as of September 30, 2020 and for the nine and three months periods then ended (the "interim financial statements"), which are consistent with those followed in the preparation of the Company's annual financial statements as of December 31, 2019 and for the year then ended (the "annual financial statements"), with the exception of the early adoption of IAS 1 and the accounting policies for property, plant, and equipment and hotel revenue. Pro Forma statements are based on assumptions and estimates. Therefore, the Pro Forma data should not be regarded as data that reflects the actual future Company's result occurred after the Pro Forma event.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES (CONT.)

IAS 1
The Company has elected to early adopt IAS 1, "Presentation of Financial Statement: Amendments to classification of liabilities as current or non-current." Due to the amendment, the accounting policy of the company is:
a.Only the existing rights of the company at the end of the reporting period, will be used to determine if the Company has the right to exclude the obligation.
b.The consideration and the discretion in the Company's ability to postpone the payment for period of 12 months from the report period.
c.Disposal of liability can be done through transfer of cash but, also in capital instruments of the entity, assets or services.

Property, plant and equipment
Items of property, plant and equipment are presented at cost, with the addition of direct acquisition costs, less accumulated depreciation, accumulated impairment losses and any related investment grants and excluding routine maintenance expenses.
Components of an item of property, plant and equipment with a cost that is significant in relation to the total cost of the item are depreciated separately using the component method.
Depreciation is calculated in equal annual installments on a straight-line basis over the useful life of the assets as follows:

Buildings	39 years
Furniture and equipment	5 years
Leasehold improvements	20 years

Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term (including the extension option held by the Group which it intends to exercise) and the expected life of the improvement.
The useful life, the depreciation method and the residual value of an asset are reviewed at least each year-end and any changes are accounted for prospectively as a change in accounting estimate.
Depreciation of an asset ceases at the earlier of the date that the asset is classified as held for sale and the date that the asset is derecognized.

Revenue recognition
Revenues are recognized in profit or loss when they can be reliably measured, it is probable that the economic benefits associated with the transaction will flow to the Company and the costs incurred or to be incurred in respect of the transaction can be reliably measured. Revenues are measured at the fair value of the consideration in a transaction received, net of discounts.
The specific criteria for revenue recognition which must be fulfilled for the following types of revenues are as follows:
1.Revenues from hospitality services are recognized in the financial statements as the services are rendered.
2.Revenues from hotel management fees are recognized in the financial statements on an accrual's basis over the term of the management of each hotel.
3.Revenues from rental fees are recognized in the financial statements over the rental period.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3: PRO FORMA ASSUMPTIONS

A.General
The Pro Forma Consolidated Statement of Financial Position has been prepared to give effect of the acquisition of POSOR II, as if such acquisition occurred on September 30, 2020. The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of POSOR II, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth below. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.

B.Principal assumptions used in preparing the Pro Forma Statements
The Pro Forma Statements have been prepared under the following assumptions:
1.The POSOR II merger occurred on September 30, 2020 for the Pro Forma Consolidated Statement of Financial Position and on January 1, 2018 for the Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income.
2.An adjustment to accounts payable and general and administrative expenses reflects the amount of estimated acquisition costs incurred on October 5, 2020, not previously accrued for as of September 30, 2020.
3.An adjustment to depreciation and amortization is related to resetting the deprecation amounts based on the revised hotel cost basis.
Depreciation expenses in the pro forma consolidated financial statements were recognized according to temporary purchase price allocation. Hereunder details of the temporary purchase price allocation:

Land	$33,152
Building	101,187
Furniture and equipment	2,661
Total estimated purchase price	$137,000
4.An adjustment to asset management fees to affiliate based on the Company's back-to-back agreement of one-twelfth of 0.75% of the sum of the amount paid.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 4:    SEGMENT INFORMATION
The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. As a result of the Merger, the Company recognized a third segment, hotel. Prior to November 2019, the Company had only one segment. The selected pro forma financial information for the three reporting segments as of and for the nine and three months ended September 30, 2020 and for the year ended December 31, 2019 is as follows:

	September 30, 2020
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total

Investment properties	$1,376,926	$206,421	$—	$1,583,347
Property plant and equipment - hotels, net	$—	$—	$137,000	$137,000
Total assets	$1,783,324	$221,424	$152,005	$2,156,753
Total liabilities	$943,027	$135,572	$92,838	$1,171,437

	Nine Months Ended September 30, 2020
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$84,879	$11,520	$12,920	$109,319
Gross profit	$43,980	$5,524	$1,067	$50,571
Finance expenses	$23,853	$3,664	$3,838	$31,355

	Three Months Ended September 30, 2020
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$27,802	$5,417	$6,233	$39,452
Gross profit	$13,808	$2,656	$1,766	$18,230
Finance expenses	$7,310	$1,511	$1,288	$10,109

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 4:    SEGMENT INFORMATION (CONT.)

	Year ended December 31, 2019
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$118,932	$1,884	$31,382	$152,198
Gross profit	$60,037	$948	$8,612	$69,597
Finance expenses	$43,986	$497	$4,242	$48,725

NOTE 5:    SUBSEQUENT EVENTS
Dividend approval
On November 12, 2020, the Company’s board of directors approved a distribution of dividend in the amount of $14.3 million to the Owner.

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

A.GENERAL

Presented below are pro forma interim consolidated financial statements as of September 30, 2020 and for the nine and three months ended September 30, 2020 and 2019 and the year ended December 31, 2019 (together the "Pro Forma Periods"), in accordance with Regulation 38B of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").
The Pro Forma Consolidated Statement of Financial Position has been prepared to give effect of the acquisition of the POSOR II (defined below) on October 5, 2020, as if such acquisition occurred on September 30, 2020. The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of the POSOR II on October 5, 2020, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2 to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.
On February 19, 2020, the Parent Company, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company and the Parent Company (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of the Parent Company. As a result of the Merger, POSOR II would cease to exist. At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, will be converted into the right to receive 0.9643 shares of the Parent Company’s common stock, par value $0.01 per share. The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” On October 5, 2020, pursuant to the Merger Agreement, POSOR II merged with and into Merger Sub, with Merger Sub surviving as an indirect subsidiary of the Company.
The Company acquired two hotel properties, three office properties, one apartment building, one consolidated joint venture to develop one office/retail property, two investments in real estate equity securities, two investments in joint ventures, working capital and loans.
Consideration of $280.5 million is based on POSOR’s most recent estimated value per share of $9.68 approved by POSOR’s board of directors on December 4, 2020, based on the estimated value of POSOR’s assets less the estimated value of POSOR’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2020, with the exception of the following adjustments: (i) an adjustment for the Merger and related expenses incurred and (ii) the issuance of 28,973,906 shares of POSOR’s common stock in connection with the Merger.
The following table summarizes the components of the estimated consideration (in thousands except per share information):

POSOR II shares outstanding	30,046,568
Exchange ratio	0.9643
Total POSOR shares issued	28,973,906
POSOR price per share	$9.68
Estimated consideration paid	$280,467

BOD - 1

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

The Company determined the cost of tangible assets and assumed liabilities acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change. The company measured the non-controlling interest right's in the acquiring company according to the relative part of the non-controlling interest in the equity of acquiring company. The Company allocated the preliminary and temporary purchase price as follows:

Total purchase price	$280,467
Investment properties	$463,746
Property plant and equipment - hotels, net	137,000
Financial assets at fair value through profit or loss	6,271
Cash and cash equivalents	9,735
Restricted cash	3,243
Investment in joint ventures	3,150
Rents and other receivables, net	2,567
Prepaid expenses and other assets	3,341
Total identifiable assets	$629,053
Notes and bonds payable, net	$(328,204)
Accounts payable and accrued liabilities	(9,926)
Due to affiliates	(2,123)
Other liabilities	(3,788)
Rental security deposits	(1,467)
Lease obligation	(8,251)
Total liabilities assumed	$(353,759)
Non-controlling interests	(20,542)
Total pro forma goodwill	$25,715

B.ANALYSIS OF PRO FORMA RESULTS OF OPERATIONS

1.     Below is an analysis of the pro forma results of operations for the nine months ended September 30, 2020 and 2019:
Rental income with respect to POSOR II decreased from $22.7 million for the nine months ended September 30, 2019 to $22.5 million for the nine months ended September 30, 2020 and tenant reimbursements increased from $2.3 million for the nine months ended September 30, 2019 to $2.4 million for the nine months ended September 30, 2020. Hotel revenues decreased from $25.3 million for the nine months ended September 30, 2019 to $12.9 million for the nine months ended September 30, 2020, primarily as a result of COVID-19. On March 31, 2020, both hotels were temporarily closed due to COVID-19 (Coronavirus). The Springmaid Beach Resort reopened on May 1, 2020 and the Q&C Hotel reopened on September 1, 2020. The extent of the effects of the COVID-19 pandemic on the Company’s business and the hotel industry at large is highly uncertain and will ultimately depend on future developments, including, but not limited to, the duration and severity of the outbreak, governmental response, the length of time it takes for demand and pricing to return and normal economic and operating conditions to resume.
Operating, maintenance, and management fees with respect to POSOR II decreased from $8.7 million for the nine months ended September 30, 2019 to $8.6 million for the nine months ended September 30, 2020 and real estate taxes and insurance increased from $4.3 million for the nine months ended September 30, 2019 to $4.4 million for the nine months ended September 30, 2020. Hotel expenses decreased from $17.6 million for the nine months ended September 30, 2019 to $11.9 million for the nine months ended September 30, 2020, primarily as a result of COVID-19.
The fair value adjustment of investment properties with respect to the POSOR II decreased from $24.1 million for the nine months ended September 30, 2019 to $28.6 million loss for the nine months ended September 30, 2020, as a result of adjustments made to reflect the fair values of the POSOR II properties. The loss incurred in 2020 was primarily as a result of COVID-19.

BOD - 2

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Finance expenses with respect to POSOR II decreased from $15.2 million for the nine months ended September 30, 2019 to $11.5 million for the nine months ended September 30, 2020, primarily as a result of an decrease in the LIBOR index related to the variable rate debt of the POSOR II.
2.     Below is an analysis of the pro forma results of operations for the three months ended September 30, 2020 and 2019:
Rental income with respect to POSOR II decreased from $7.7 million for the three months ended September 30, 2019 to $7.4 million for the three months ended September 30, 2020 and tenant reimbursements decreased from $0.8 million for the three months ended September 30, 2019 to $0.7 million for the three months ended September 30, 2020. Hotel revenues decreased from $9.3 million for the three months ended September 30, 2019 to $6.2 million for the three months ended September 30, 2020, primarily as a result of COVID-19. On March 31, 2020, both hotels were temporarily closed due to COVID-19 (Coronavirus). The Springmaid Beach Resort reopened on May 1, 2020 and the Q&C Hotel reopened on September 1, 2020. The extent of the effects of the COVID-19 pandemic on the Company’s business and the hotel industry at large is highly uncertain and will ultimately depend on future developments, including, but not limited to, the duration and severity of the outbreak, governmental response, the length of time it takes for demand and pricing to return and normal economic and operating conditions to resume.
Operating, maintenance, and management fees with respect to POSOR II increased from $3.0 million for the three months ended September 30, 2019 to $3.3 million for the three months ended September 30, 2020 and real estate taxes and insurance remained consistent at $1.5 million for the three months ended September 30, 2019 and $1.5 million for the nine months ended September 30, 2020. Hotel expenses decreased from $6.2 million for the three months ended September 30, 2019 to $4.5 million for the three months ended September 30, 2020, primarily as a result of COVID-19.
The fair value adjustment of investment properties with respect to the POSOR II decreased from $24.4 million for the three months ended September 30, 2019 to $24.2 million loss for the three months ended September 30, 2020, as a result of adjustments made to reflect the fair values of the POSOR II properties. The loss incurred in 2020 was primarily as a result of COVID-19.
Finance expenses with respect to POSOR II decreased from $5.2 million for the three months ended September 30, 2019 to $3.6 million for the three months ended September 30, 2020, primarily as a result of an decrease in the LIBOR index related to the variable rate debt of the POSOR II.

December 22, 2020	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	McMillan III, Peter	Hall, Keith David
pro forma financial statements	Chairman of Board of Directors	Chief Executive Officer
BOD - 3